Exhibit 99.1

Quantum-Si Appoints Jeff Hawkins as Chief Executive Officer
Veteran Life Sciences Executive to Oversee Commercial Launch of Next-Generation Single-Molecule Protein Sequencing Platform

GUILFORD, Conn. -- (BUSINESS WIRE) -- Oct. 4, 2022 -- Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), a life sciences company commercializing the first next-generation single-molecule protein sequencing platform, today announced the appointment of Jeff Hawkins as Chief Executive Officer.  Mr. Hawkins will succeed Dr. Jonathan Rothberg, Founder and Executive Chairman of Quantum-Si, who has also been serving as Interim Chief Executive Officer, and lead the next phase of growth as the Company prepares to launch the Platinum™ instrument, which will be the industry’s first system to enable next generation, single-molecule protein sequencing.  This appointment is effective October 10, 2022.

“I’m thrilled to welcome Jeff to Quantum-Si. He is a proven business leader and life sciences inventor with decades of experience driving commercial excellence and execution in both early-stage and mature companies,” said Dr. Rothberg.  “Jeff was instrumental in identifying key market segments and scaling next generation DNA sequencing at Illumina, making him an ideal CEO to leverage this experience at Quantum-Si with next-generation protein sequencing.”

Mr. Hawkins brings over 20 years of experience at the world’s leading life science and diagnostics companies as an accomplished business leader and inventor. Prior to Quantum-Si, he was President and Chief Executive Officer of Truvian Sciences, Inc. where he led the evolution of the company’s benchtop blood testing system from a product concept through technology feasibility and into late-stage development. Prior to Truvian, Mr. Hawkins led the Reproductive and Genetic Health Business Unit at Illumina, Inc., where he oversaw the rapid global growth of next-generation sequencing into new and emerging markets. During his Illumina tenure, the business unit more than doubled in revenue and established clear market leadership across every major product line and geographic region. Before Illumina, Mr. Hawkins held roles of increasing responsibility across multiple functional areas for GenMark, Hologic, Third Wave Technologies and Abbott Laboratories.

“I am excited to be joining this dynamic company that is on the cusp of revolutionizing next-generation protein sequencing,” said Hawkins. “Quantum-Si’s technology has the ability to make the power of single-molecule protein sequencing affordable and readily available, and I am looking forward to leading this exceptional team as we advance the launch of our revolutionary system, and work to make it an indispensable tool for life sciences research.”

Mr. Hawkins holds a B.A. in Chemistry with honors from Concordia University and an MBA from Keller Graduate School of Management. He is co-inventor on 10 issued or pending patents spanning consumables, instrumentation, optics, manufacturing methods and designs.

Inducement Awards
In connection with Mr. Hawkins’ appointment, subject to Mr. Hawkins commencing employment, the Company’s Board of Directors, among other things, authorized the grant to Mr. Hawkins of (i) 1,390,000 performance-based stock options to purchase shares of the Company’s Class A common stock, which will vest in full if within 1.5 years of his start date the Class A common stock closing price is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days; and (ii) 1,390,000 performance-based stock options to purchase shares of the Company’s Class A common stock, which will vest in full if within 3.5 years of his start date the Class A common stock closing price is at least $20.00 (as adjusted) for 20 out of 30 consecutive trading days (together, the “Inducement Awards”). The Inducement Awards are inducements material to Mr. Hawkins entering into employment with the Company in accordance with Nasdaq Rule 5635(c)(4). The Inducement Awards will have an exercise price equal to the fair market value of the Company’s Class A common stock on the second business day following the Company’s earnings call with respect to the quarter ended September 30, 2022. The Inducement Awards each have a ten year term and are subject to the terms and conditions of their respective stock option agreements.

About Quantum-Si Incorporated
Quantum-Si is focused on revolutionizing the growing field of proteomics. The Company's suite of technologies is powered by a first-of-its-kind semiconductor chip designed to enable single-molecule next-generation protein sequencing and digitize proteomic research in order to advance drug discovery and diagnostics beyond what has been possible with DNA sequencing. Learn more at www.quantum-si.com.

Forward Looking Statements
This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company's business; the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; our ongoing leadership transition; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the potential attributes and benefits of the Company's products and services; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that the Company is developing; the size and growth potential of the markets for the Company's future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company's products and services following anticipated commercial launch; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties described under "Risk Factors" in the Company’s Annual Report for the fiscal year ended December 31, 2021, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Investor Contact
Juan Avendano
ir@quantum-si.com

Media Contact
Shawna Marino
media@quantum-si.com

Source: Quantum-Si Incorporated